Exhibit 10.3

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of June [__], 2022 (the "Third Amendment Effective Date"), is made by HELIOS TECHNOLOGIES, INC., a Florida corporation (the "Borrower"), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)), each of the Lenders (as defined in the Credit Agreement), and PNC Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 28, 2020 (as further amended, restated, modified or supplemented, the "Credit Agreement"; except as otherwise defined in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the Borrower has requested that, as of the Third Amendment Effective Date, the Lenders amend certain terms of the Credit Agreement as set forth herein; and the Lenders are willing to do so upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.
Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the Credit Agreement is amended as follows:
(a)
In Section 8.2.1(vii)(A) of the Credit Agreement, the text “$50,000,000” is replaced with the text “$100,000,000”.
(b)
In Section 8.2.4(ix) of the Credit Agreement, the text “$20,000,000.00” is hereby replaced with the text “$50,000,000.00”.
(c)
Section 8.2.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

8.2.5 Dividends and Related Distributions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of Capital Stock, on account of the purchase, redemption, retirement or acquisition of its shares of Capital Stock (or warrants, options or rights therefor), including, for the avoidance of doubt, all stock repurchases by the Borrower (collectively, “Restricted Payments”), except (i) each Subsidiary may make Restricted Payments to other Loan Parties, (ii) the Borrower and its Subsidiaries may declare and make Restricted Payments payable solely in the

Capital Stock of such Person, (iii) the Borrower may make other Restricted Payments payable to holders of its Capital Stock so long as, in the case of this clause (iii), (A) no Potential Default or Event of Default has occurred and is continuing or exists after giving effect thereto, and (B) the Loan Parties shall be in pro forma compliance with the covenants contained in Section 8.2.14 [Maximum Leverage Ratio] and Section 8.2.15 [Minimum Interest Coverage Ratio] after giving pro forma effect to such Restricted Payments (including any Indebtedness incurred in connection therewith), in each case, calculated as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered hereunder pursuant to Section 8.3.1 [Quarterly Financial Statements] or 8.3.2 [Annual Financial Statements], and (iv) the Borrower and its Subsidiaries may pay dividends and distributions within sixty (60) days after the date of declaration thereof, if at the date of declaration of such payment, such payment would have complied with the other provisions of this Section.

(d)
Section 8.2.7(vi) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vi) the sale, lease or transfer of other property or assets not to exceed $15,000,000 in any fiscal year; provided that (1) at least 75% of the consideration received therefor by the Loan Parties or any such Subsidiary shall be in the form of cash or Permitted Investments, (2) no Event of Default or Potential Default shall exist or shall result therefrom and (3) any such disposition shall be for fair market value;

1.
General.
(a)
Conditions Precedent. The Loan Parties, the Administrative Agent and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent:
(i)
Amendment. The Loan Parties, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment to the Administrative Agent.
(ii)
USA Patriot Act Diligence. Administrative Agent and each Lender shall have received, in form and substance acceptable to Administrative Agent and each Lender, such documentation and other information requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to Administrative Agent and each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.
(iii)
Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees due and payable on or before the date hereof and any documented out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable and invoiced out-of-pocket fees of the Administrative Agent's outside counsel in connection with this Amendment.

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(b)
Representations, Warranties and Covenants. The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:
(i)
the Obligations under the Credit Agreement are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;
(ii)
the Borrower and each of the Guarantors possess all of the powers requisite to enter into and carry out the transactions of the Borrower and such Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents to which it is a party and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower's or such Guarantor's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of (A) any applicable law, (B) except as would not reasonably be expected to result in a Material Adverse Change, any material agreement or instrument or (C) any order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower or such Guarantor, as applicable, and are full force and effect;
(iii)
this Amendment, the Credit Agreement, and the other Loan Documents constitute valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(iv)
all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects), except for representations and warranties which (A) specifically refer to an earlier date which shall have been true and correct in all material respects as of such earlier date referred to therein, and (B) are qualified by materiality which will be true and correct in all respects and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

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(v)
this Amendment is not a substitution, novation, discharge or release of the Borrower's or any Guarantor's obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;
(vi)
no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower's or any Guarantor's obligations and liabilities under the Credit Agreement or any of the other Loan Documents;
(vii)
no Material Adverse Change has occurred since January 2, 2022; and
(viii)
the Borrower and each Guarantor hereby ratify and confirm in full its duties and obligations under the Credit Agreement and the other Loan Documents applicable to it, each as modified hereby.
(c)
Incorporation into the Credit Agreement and other Loan Documents. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby. The term "Loan Documents" as defined in the Credit Agreement shall include this Amendment.
(d)
Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.
(e)
Successors and Assigns. This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.
(f)
Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, the reasonable fees and expenses of counsel actually incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

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(g)
Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.
(h)
Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.
(i)
Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(j)
No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Borrower and/or the Guarantors under the Credit Agreement or any other Loan Document.
(k)
Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
(l)
Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

HELIOS TECHNOLOGIES, INC.

a Florida corporation

By: ________________________________
Name: Tricia Fulton
Title: Chief Financial Officer

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

GUARANTORS:

ENOVATION CONTROLS, LLC,
an Oklahoma limited liability company

By: Helios Technologies, Inc.,
its managing member

By: ________________________________
Name: Tricia Fulton
Title: Chief Financial Officer

SUN HYDRAULICS, LLC,
a Florida limited liability company

By: Helios Technologies, Inc.,
its sole manager

By: _______________________________
Name: Tricia Fulton
Title: Chief Financial Officer

FASTER, INC.,
an Ohio corporation

By: ________________________________
Name: Tricia Fulton
Title: Vice President and Chief Financial Officer

SPA & BATH HOLDINGS, INC.,

a Delaware corporation

By:
Name: Tricia Fulton
Title: Chairwoman

BALBOA WATER GROUP, LLC,

a Delaware limited liability company

By:
Name: Tricia Fulton
Title: Vice President

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

HELIOS CENTER OF ENGINEERING EXCELLENCE, LLC,

a Delaware limited liability company

By:
Name: Tricia Fulton
Title: President

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Issuing Lender, the Swing Loan Lender and a Lender

By: ________________________________
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

TRUIST BANK, as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

REGIONS BANK, as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

BANK OF MONTREAL, as an Issuing Lender

By:
Name:
Title:

BMO HARRIS BANK, N.A., as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

MUFG UNION BANK, N.A., as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

CITIBANK, N.A., as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

SYNOVUS BANK, as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

THIRD AMENDMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HELIOS TECHNOLOGIES, INC.